UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2008

AgFeed Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33674	20-2597168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1095 Qing Lan Avenue

Economic and Technical Development Zone

Nan Chang City, Jiangxi Province

                           China, 330013

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: 86-0791-2189636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Other Events.

On April 30, 2008, AgFeed Industries, Inc. (the "Company"), through its operating subsidiaries Nanchang Best Animal Husbandry Co., Ltd. (“Nanchang Best”), Guangxi Huijie Sci. & Tech. Feed Co., Ltd. (“Guangxi Huijie”) and Jiangxi Best Swine Development Co., Ltd. ("Best Swine"), completed the acquisition of 16 commercial producing hog farms in several southern provinces of the People's Republic of China ("PRC"). Fujian Jianhua Hog Farm and Fujian Fengxiang Agribusiness Co., Ltd. were acquired by Best Swine, each of the hog farms located in Guangxi and Hainan Provinces were acquired by Guangxi Huijie, and the remaining hog farms were acquired by Nanchang Best.

The negotiated purchase price paid for these hog farms ranged from approximately US$1.0 million to US$6.1 million, depending on the annual hog production capability and the equity ownership of the acquired hog farms. The United States dollar amounts are based on the exchange rate on April 30, 2008 (USD$1.00 = RMB6.993).

The following is a summary of each individual hog farm acquisition.

Guangxi Nanning Wanghua Hog Farm

Guangxi Huijie acquired all of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Guangxi Nanning Wanghua Hog Farm, located at Jinhu Road, Nanning City, Guangxi Province, PRC, from Fan Xianfang and Wu Yuhua for a purchase price of RMB26,030,000 (USD$3,722,300). Guangxi Nanning Wanghua Hog Farm has annual hog production capability of 36,000 hogs and has estimated sales of approximately 26,000 hogs through the remainder of 2008.

Guangxi Guigang Gangda Hog Farm

Guangxi Huijie acquired all of the equity interest, together with all of their assets, including existing rights for land use, pig houses, office buildings, power and water supply facilities, existing inventory of hogs, feed and veterinary drugs, in the Guangxi Guigang Gangda Hog Farm, located at No.9 Xijiang Hog Farm, Guigang City, Guangxi Province, PRC, from Su Zhenxue for a purchase price of RMB14,520,000 (USD$2,076,400). Guangxi Guigang Gangda Hog Farm has annual hog production capability of approximately 12,000 hogs and has estimated sales of approximately 8,400 hogs through the remainder of 2008.

Guangxi Xingye Guihong Hog Farm

Guangxi Huijie acquired all of the equity interest, together with all of their assets, including existing rights for land use, pig houses, office buildings, power and water supply facilities, existing inventory of hogs, feed and veterinary drugs, in the Guangxi Xingye Guihong Hog Farm, located at Xicun Village, Kuiyang Town, Xingye County, Yulin City, Guangxi Province, PRC, from Lin Weicai for a purchase price of RMB42,500,000 (USD$6,077,500). Guangxi Xinye Guihong Hog Farm has annual hog production capability of approximately 50,000 hogs and has estimated sales of approximately 35,000 hogs through the remainder of 2008.

Hainan Haikou Meilan Hog Farm

Guangxi Huijie acquired all of the equity interest, together with all of their assets, including existing rights for land use, pig houses, office buildings, power and water supply facilities, existing inventory of hogs, feed and veterinary drugs, in the Hainan Haikou Meilan Hog Farm, located at Xianlai Village, Dazhipo Town, Haikou City, Hainan Province, PRC, from Zeng Niangou for a purchase price of RMB14,700,000 (USD$2,102,100). Hainan Haikou Meilan Hog Farm has annual hog production capability of approximately 21,500 hogs and has estimated sales of approximately 15,000 hogs through the remainder of 2008.

Hainan Haikou Wohao Hog Farm

Guangxi Huijie acquired all of the equity interest, together with all of their assets, including existing rights for land use, pig houses, office buildings, power and water supply facilities, existing inventory of hogs, feed and veterinary drugs, in the Hainan Haikou Wohao Hog Farm, located at Fuan Village, Shishan Town, Xiuying District, Haikou City, Hainan Province, PRC, from Wang Ruiying and Xu Dongqiong for a purchase price of RMB15,200,000 (USD$2,173,600). Hainan Haikou Wohao Hog Farm has annual hog production capability of approximately 20,000 hogs and has estimated sales of approximately 14,000 hogs through the remainder of 2008.

Guangxi Guilin Fuzhi Hog Farm

Guangxi Huijie acquired sixty percent (60%) of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Guangxi Guilin Fuzhi Hog Farm, located at Sujia Village, Zhalin Town, Yanshan District, Guilin City, Guangxi Province, PRC, from Liu Fuzhi for a purchase price of RMB12,000,000 (USD$1,716,000). Guangxi Guilin Fuzhi Hog Farm has annual hog production capability of approximately 20,000 hogs and has estimated sales of approximately 14,000 hogs through the remainder of 2008.

Guangdong Lianjiang Xinfa Hog Farm

Nanchang Best acquired eighty percent (80%) of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Guangdong Lianjiang Xinfa Hog Farm, located at Lianjiang City, Guangdong Province, PRC, from Chen Shou for a purchase price of RMB11,000,000 (USD$1,573,000). Guangdong Lianjiang Xinfa Hog Farm has annual hog production capability of approximately 22,000 hogs and has estimated sales of approximately 16,000 hogs through the remainder of 2008.

Zhejiang Pinghu Yongxin Hog Farm

Nanchang Best acquired all of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Zhejiang Pinghu Yongxin Hog Farm, located at Pinghu City, Zhejiang Province, PRC, from Nie Yongqing for a purchase price of RMB10,480,000 (USD$1,498,600). Zhejiang Pinghu Yongxin Hog Farm has annual hog production capability of approximately 11,000 hogs and has estimated hog sales of approximately 7,500 hogs through the remainder of 2008.

Shanghai Fengxian Hog Farm

Nanchang Best acquired all of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Shanghai Fengxian Hog Farm, located at Yuantong Village, Qianqiao Town, Fengxian District, Shanghai City, PRC, from Tu Yaoliang andYang Yongan for a purchase price of RMB35,000,000 (USD$5,005,000). Shanghai Fengxian Hog Farm has annual hog production capability of approximately 32,000 hogs and has estimated sales of approximately 21,500 hogs through the remainder of 2008.

Shanghai Tuanxi Hog Farm

Nanchang Best acquired all of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Shanghai Tuanxi Hog Farm, located at Tuanxi Village, Datuan Town, Nanjiang District, Shanghai, PRC, from Cheng Longde for a purchase price of RMB7,000,000 (USD$1,001,000). Shanghai Tuanxi Hog Farm has annual hog production capability of approximately 8,500 hogs and has estimated sales of approximately 5,600 hogs through the remainder of 2008.

Shanghai Senrong Hog Farm

Nanchang Best acquired all of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Shanghai Senrong Hog Farm, located at Wanglong Village, Xinnong Town, Jinshan District,

Shanghai, PRC, from Jin Shunyun, Shen Peitao, Shen Yazhen, Jin Zhigang and Jin Zhixian for a purchase price of RMB30,000,000 (USD$4,290,000). Shanghai Senrong Hog Farm has annual hog production capability of approximately 30,000 hogs and has estimated sales of approximately 20,500 hogs through the remainder of 2008..

Fujian Xiamen Muxin Hog Farm

Nanchang Best acquired all of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Fujian Xiamen Muxin Hog Farm, located at Tongan District, Xiamen City, PRC, from Li Mingxing, Chen Shuilu, Zhang Guohua and Wu Xiaoyan for a purchase price of RMB29,320,000 (USD$4,192,800). Fujian Xiamen Muxin Hog Farm has annual hog production capability of approximately 50,000 hogs and has estimated sales of approximately 35,000 hogs through the remainder of 2008.

Xiamen Yuanshengtai Food Co., Ltd.

Nanchang Best acquired all of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Xiamen Yuanshengtai Food Co.,Ltd., a hog farm located at No.55 Binlang Road, Xiamen, Fujian Province, PRC, from Li Mingxing, Wu Xiaoyan and Hong Xiaoling for a purchase price of RMB26,200,000 (USD$3,746,600). Xiamen Yuanshengtai Food Co. has annual hog production capability of approximately 38,000 hogs and has estimated sales of approximately 25,000 hogs through the remainder of 2008.

Fujian Jianhua Hog Farm

Best Swine acquired all of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Fujian Jianhua Hog Farm, located at Xudun Town, Jian’ou City, Fujian Province, PRC, from Fan Dehe and Pan Shengliang for a purchase price of RMB32,000,000 (USD$4,576,000). Fujian Jianhua Hog Farm has annual hog production capability of approximately 34,000 hogs and has estimated sales of approximately 23,000 hogs through the remainder of 2008.

Fujian Fengxiang Agribusiness Co., Ltd.

Best Swine acquired all of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in Fujian Fengxiang Agribusiness Co., Ltd., a hog farm located at Mawei District, Fuzhou City, Fujian Province, PRC, from Zhu Zuzhong for a purchase price of RMB8,100,000 (USD$1,158,300). Fujian Fengxiang Agribusiness has annual hog production capability of approximately 10,000 hogs and has estimated sales of approximately 7,000 hogs through the remainder of 2008.

Jiangxi Zhiliang Hog Farm

Nanchang Best acquired all of the equity interest, as well as the inventory of hogs, feed and veterinary drugs, in the Jiangxi Zhiliang Hog Farm, located at Gancaoqian Village, Dayangzhou, Xingan County, Jiangxi Province, PRC, from Xie Zhiliang, Yang Guoqiang and Zeng Xiaohui for a purchase price of RMB8,000,000 (USD$1,144,000). Jiangxi Zhiliang Hog Farm has annual hog production capability of approximately 10,000 hogs and has estimated sales of approximately of 6,500 hogs through the remainder of 2008.

There were no material relationships between any of the sellers in these transactions and the Company or any of the Company's affiliates, the Company's directors and officers, or any associates of the Company's directors and officers. The hog farms acquired by the Company on April 30, 2008 are not deemed to be "related businesses" as that term is defined in Rule 3-05(a)(3) of Regulation S-X promulgated by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 6, 2008

AGFEED INDUSTRIES, INC.
By: /s/ Junhong Xiong
Junhong Xiong
Chief Executive Officer